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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 11, 2003


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2003, PROVIDING FOR THE ISSUANCE OF
             ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2003-6)


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)
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           DELAWARE                  333-104020           33-0727357
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(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)         Identification Number)

3 Ada
Irvine, California                                  92618
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(Address of Principal Executive Offices)          (Zip Code)



Registrant's telephone number, including area code:  (949) 790-8100
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Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

         On October 14, 2003, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2003-6 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2003 (the "Agreement"), among Option One Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (in such capacity, the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee").

         On October 29, 2003, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Agreement with an aggregate principal balance equal to approximately $184,797,138.32 with funds on deposit in the Group I Pre-Funding Account (the "Group I Pre-Funding Account") and the Group II Pre-Funding Account (the "Group II Pre-Funding Account," together with the Group I Pre- Funding Account, the "Pre-Funding Accounts") both established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to the Subsequent Transfer Instrument, dated October 29, 2003, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument are additional terms of the sale of the Mortgage Loans that are the subject of such Instrument.


Item 5.  OTHER EVENTS

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, first and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). As of the end of the Funding Period, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate principal balance of approximately $585,731,351 and of Group II Mortgage Loans having an aggregate principal balance of approximately $164,268,698.

         As more fully described above, on October 29, 2003, the Depositor purchased the Subsequent Mortgage Loans with the funds on deposit in the Pre-Funding Accounts.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of the respective applicable Cut-off Date.





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                                       -3-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits



         Exhibit No.       Description
         -----------       -----------


         4.2 Subsequent Transfer Instrument, dated as of October 29, 2003, respectively between Option One Mortgage Acceptance Corporation as seller and Wells Fargo Bank Minnesota, National Association, as trustee.

         99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Loan Trust 2003-6, Asset-Backed Certificates, Series 2003-6.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf the undersigned thereunto duly authorized.

Dated: November 11, 2003

                                               OPTION ONE MORTGAGE ACCEPTANCE
                                               CORPORATION


                                               By:    /s/ David S. Wells
                                                   -----------------------------
                                               Name:      David S. Wells
                                               Title:     Assistant Secretary





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                                       -5-


                                Index to Exhibits
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                                                                   Sequentially
Exhibit No.                      Description                       Numbered Page
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    4.2          Subsequent Transfer Instruments, dated as
                 October 29, 2003, respectively between Option
                 One Mortgage Acceptance Corporation as
                 seller and Wells Fargo Bank Minnesota,
                 National  Association, as trustee.

    99.1 Characteristics of the Mortgage Pool relating to Option One Mortgage Acceptance Corporation,
                 Asset-Backed Certificates, Series 2003-6.






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                                   Exhibit 4.2
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                                [Filed By Paper]